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                                  EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Amendment No. 1 to the Registration Statement on Form S-3 of our report dated March 29, 1996, which appears on page F-2 of KFx Inc.'s Annual Report on Form 10-KSB for the year ended December 31, 1995. We also consent to the reference to us under the headings "Experts" in such Prospectus.



PRICE WATERHOUSE LLP


Denver, Colorado
June 13, 1996